UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Pyrophyte Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2024

Pyrophyte Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40957	N/A
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3262 Westheimer Road Suite 706 Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

(281) 701-4234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PHYT.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PHYT	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	PHYT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 22, 2024, Pyrophyte Acquisition Corp., a Cayman Islands exempted company (the “Company”), deposited $960,000 into its trust account (the “Trust Account”), which amount reflected the payment in full of the Company’s remaining commitment to make an aggregate of $1.92 million of cash contributions to the Trust Account in connection with the Company’s first extension of its deadline to complete an initial business combination. The total value of the Trust Account as of April 22, 2024 is approximately $101,725,052.

As previously announced, the Company has called an extraordinary general meeting of its shareholders on April 26, 2024 to vote on another amendment to its amended and restated articles and memorandum of association to extend the deadline by which it has to complete an initial business combination from April 29, 2024 to April 29, 2025 (the “Second Extension”). If the Second Extension is approved by the Company’s shareholders and the Second Extension is implemented, the Company will deposit an amount equal to the lesser of (i) $0.0225 per public share outstanding after redemptions and (ii) $90,000 for each calendar month beginning on April 30, 2024 until April 29, 2025.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the definitive proxy statement dated April 9, 2024 relating to the Second Extension (the “Extension Proxy Statement”), as well as other documents filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), because these documents contain important information about the Company and the Second Extension. The Extension Proxy Statement was mailed to shareholders of the Company as of a record date of April 8, 2024, on or about April 10, 2024. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: 3262 Westheimer Road, Suite 706, Houston, Texas 77098, Attention: Sten Gustafson, Chief Financial Officer.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposals described therein. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Second Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This communication includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, to which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating the Company’s shareholder approval of the Second Extension, the Company’s inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors,” the Extension Proxy Statement under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP.
Date: April 23, 2024
	By:	/s/ Sten Gustafson
		Name:	Sten Gustafson
		Title:	Chief Financial Officer

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